                                                                   Exhibit 10.11

                          PLEDGE and SECURITY AGREEMENT
                          -----------------------------

     THIS PLEDGE and SECURITY AGREEMENT (hereinafter referred to as "Pledge Agreement"), is made and entered into this 17th day of May, 2002, by and between TELETOUCH COMMUNICATIONS, INC., a Delaware corporation ("Pledgor"); TELETOUCH LICENSES, INC., a Delaware corporation ("Subsidiary"); and ING PRIME RATE TRUST, a Massachusetts business trust formerly known as Pilgrim America Prime Rate Trust ("Pledgee").

R E C I T A L S:
---------------

     A. Pledgor is indebted to the Pledgee in the amount of Two Million Seven Hundred Fifty Thousand Dollars ($2,750,000.00), which indebtedness is evidenced by that certain Amended and Restated Promissory Note dated of even date herewith (the "Note");

     B. Subsidiary is indebted to the Pledgee in the amount of Two Million Seven Hundred Fifty Thousand Dollars ($2,750,000.00), pursuant to its guarantee of Pledgor's obligations to Pledgee under the Credit Agreement (defined in section 2 below) (the "Guarantee");

     C.   Pledgor owns 100% of the shares of stock in Subsidiary;

     D. Pledgor has agreed to pledge and grant a security interest in all of the stock in Subsidiary to Pledgee as security for repayment of the Note and Pledgor's obligations to Pledgee under the Credit Agreement;

     E. Pledgor and Subsidiary have entered into that certain Amended and Restated Operating Agreement, dated of even date herewith (the "License Agreement"); and

     F. Pledgor and Subsidiary have agreed to pledge and grant a security interest in all of their respective rights, titles and interests in, to and under the License Agreement to Pledgee as security for repayment of the Note and Pledgor's obligations to Pledgee under the Credit Agreement.

A G R E E M E N T S:
-------------------

     NOW, THEREFORE, for valuable consideration and in consideration of the foregoing recitals and the covenants, agreements, warranties and representations, hereinafter set forth, the parties hereto agree as follows:

     1.   Pledge.
          ------

     (a) Pledgor hereby pledges, transfers and assigns to Pledgee as secured party, and grants to Pledgee a security interest in all of Pledgor's right, title and interest in and to all of the shares of stock in Subsidiary and all instruments and certificates evidencing the shares, all increases, splits, dividends and profits received therefrom, all substitutions therefor, all warrants, subscriptions, rights and options to purchase any of the foregoing and all proceeds thereof in any form (collectively, the "Stock"), and Pledgor agrees to deliver all certificates evidencing or constituting the Stock directly to Pledgee. Pledgor agrees to execute a stock power in the name of Pledgee and deliver the same to Pledgee. Pledgee shall hold the pledged shares as security for the repayment of the Note.

     (b) Pledgor and Subsidiary hereby pledge, transfer and assign to Pledgee as secured party, and grant to Pledgee a security interest in, all of their respective rights, titles and interests in, to and under the License Agreement, all substitutions therefor and replacements thereof and all proceeds thereof in any form.

     All of the property described above shall be collectively referred to herein as the "Collateral," and the pledge and other rights transferred therein shall be collectively referred to as the "Security Interest."

     2.   Restrictions. During the term of this pledge, Subsidiary shall not,
          ------------
and Pledgor shall not permit Subsidiary to, whether directly or indirectly, declare, issue or make any dividend payments, distributions, returns of capital, or stock splits, or issue any new shares of stock, warrants, options, or subscriptions in Subsidiary. Pledgor and Subsidiary shall comply with and be bound by all provisions, conditions, restrictions and limitations set forth in the Second Amended and Restated Credit Agreement dated of even date herewith (the "Credit Agreement") terms thereof.

     3.   Obligations Secured. The Security Interest in the Collateral secures
          -------------------
the obligations of the Pledgor and Subsidiary hereunder and all payment and performance obligations under the Note, the Credit Agreement, the Guarantee and all other related loan documents (collectively the "Obligations").

     4.   Representations and Warranties of Pledgor. The Pledgor represents and
          -----------------------------------------
warrants to Pledgee as follows:

     (a) The Pledgor (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and (ii) has all requisite power and authority to execute, deliver and perform this Pledge Agreement.

     (b) The execution, delivery and performance by the Pledgor of this Pledge Agreement (i) have been duly authorized by all necessary corporate action, (ii) do not and will not contravene its charter or by-laws, law or any contractual restriction binding on or affecting the Pledgor or any of its properties, and
(iii) except as herein specifically provided, do not and will not result in or require the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of its properties.

     (c) This Agreement is a legal, valid and binding obligation of the Pledgor, enforceable against the Pledgor in accordance with its terms.

     (d) On the date of delivery of any of the Stock to Pledgee, no person (other than the Pledgor and the Pledgee) will have any right, title or interest in and to any of the Stock.

     (e) The Pledgor owns the Collateral free and clear of any lien, security interest or other charge or encumbrance except for the security interest in favor of Pledgee created by this Pledge Agreement.

     (f) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or other regulatory body is required for
(i) the due execution, delivery and performance by the Pledgor of this Agreement, (ii) the Pledge by the Pledgor of all its right, title and interest in and to the Collateral, or (iii) the grant by the Pledgor, or the perfection of the Security Interest created hereby in the Collateral.

     (g) This Agreement creates in favor of Pledgee a valid pledge, collateral assignment of, and Security Interest in, the Collateral, as security for the Obligations. Such Security Interest is a perfected first priority Security Interest. All actions necessary or desirable to perfect, establish the first priority of, or otherwise protect, such Security Interest in favor of Pledgee in the Collateral have been duly completed. It is understood and agreed that the Pledgee does not assume and shall not be subject to any obligation or liability of Pledgor under any Collateral in which the Pledgee is granted a Security Interest hereunder.

     (h) The Stock constitutes 100% of the issued and outstanding shares of stock in the Subsidiary.

     5.   Representations and Warranties of Subsidiary. The Subsidiary
          --------------------------------------------
represents and warrants to Pledgee as follows:

     (a) The Subsidiary (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware; and (ii) has all requisite power and authority to execute, deliver and perform this Pledge Agreement.

     (b) The execution, delivery and performance by the Subsidiary of this Pledge Agreement (i) have been duly authorized by all necessary corporate action, (ii) do not and will not contravene its charter or by-laws, law or any contractual restriction binding on or affecting the Subsidiary or any of its properties, and (iii) except as herein specifically provided, do not and will not result in or require the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of its properties.

     (c) This Pledge Agreement is a legal, valid and binding obligation of the Subsidiary, enforceable against the Subsidiary in accordance with its terms.

     (d) The Subsidiary owns its right, title and interest in the License Agreement free and clear of any lien, security interest or other charge or encumbrance except for the security interest in favor of Pledgee created by this Pledge Agreement.

     (e) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or other regulatory body is required for
(i) the due execution, delivery and performance by the Subsidiary of this Agreement, (ii) the Pledge by the Subsidiary of all its right, title and interest in and to the Collateral, or (iii) the grant by the Subsidiary, or the perfection of the Security Interest created hereby in the Collateral.

     (f) This Agreement creates in favor of Pledge a valid pledge, collateral assignment of, and Security Interest in, the Collateral, as security for the Obligations. Such Security Interest is a perfected first priority Security Interest. All actions necessary or desirable to perfect, establish the first priority of, or otherwise protect, such Security Interest in favor of Pledge in the Collateral have been duly completed. It is understood and agreed that the Pledgee does not assume and shall not be subject to any obligation or liability of Subsidiary under any Collateral in which the Pledgee is granted a Security Interest hereunder.

     (g) As of the date hereof, the Stock constitutes 100% of the issued and outstanding shares of stock in the Subsidiary.

     6.   Covenants as to the Collateral. So long as any of the Obligations
          ------------------------------
shall remain outstanding, unless the Pledgee otherwise consents in writing:


     (a) Pledgor and Subsidiary will, at its expense at any time and from time to time, promptly execute and deliver all further instruments and documents and take all further action that may be necessary or desirable or that the Pledgee may request in order (i) to perfect and protect the Security Interest created or purported to be created hereby, (ii) to enable the Pledgee to exercise and enforce their rights and remedies hereunder in respect of the Collateral, or
(iii) to otherwise effect the purposes of this Agreement.

     (b) Pledgor and Subsidiary will furnish to the Pledgee from time to time such information and reports regarding the Collateral as the Pledgee may reasonably request.

     (c) Pledgor and Subsidiary will not take or fail to take any action which would in any manner impair the value or enforceability of the Pledgee's Security Interest in any of the Collateral.

     (d) Pledgor and Subsidiary will pay when due all taxes, licenses, charges and other impositions on or for the Collateral.

     (e) Pledgor and Subsidiary will promptly deliver to Pledgee, to be subject to this Pledge Agreement, all proceeds, securities, insurance proceeds, rights, goods and other property of all kinds to which debtor is or hereinafter becomes entitled to receive for or on account of the Collateral. If any of the Collateral or proceeds or payments are received by Pledgor or Subsidiary, it receives the same as trustee for the Pledgee and shall immediately properly deliver the same in kind to Pledgee, with such endorsements as are necessary, and without cashing or commingling the same.

     (f) Pledgor and Subsidiary hereby authorizes all persons and organizations having records or files pertaining to the Collateral to furnish information to the Pledgee with regard thereto and to allow them to inspect and copy all such records.

     7.    Additional Provisions Concerning the Collateral.
           -----------------------------------------------

     (a) The Pledgor and Subsidiary authorize the Pledgee to file, without the signature of the Pledgor and Subsidiary, one or more financing statements, continuation statements, and amendments thereto, relating to the Collateral.

     (b) If the Pledgor or Subsidiary fails to perform any agreement contained herein, the Pledgee may but shall not be obligated to perform, or cause performance of, such agreement or obligation.

     (c) The powers conferred on the Pledgee hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers, it being understood that the Pledgee shall not have any responsibility for taking any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

     8.    Events of Default. Any one of the following shall constitute an event
           -----------------
of default:

     (a) Failure of Pledgor to pay when due any indebtedness secured hereby including, without limitation, failure to make any required payment on the Note;

     (b) Failure of Subsidiary to pay when due any indebtedness secured hereby including, without limitation, failure to make any required payment on the Note or pursuant to the Guarantee; or

     (c) The occurrence of any Event of Default under the Credit Agreement.

     9.    Rights and Remedies of the Pledgee.
           ----------------------------------

     (a) Rights and Remedies Irrespective of Default:

           (i) Pledgee may delay exercising or omit to exercise any right or remedy under this Pledge Agreement without waiving that, or any other past, present or future right or remedy.

           (ii) Pledgee may, at its option, substitute or release such portions of the Collateral held hereunder as the Pledgee in its sole discretion shall deem proper. In that event, all of the rights and privileges of the Pledgee and all Obligations of Pledgor and Subsidiary shall be forthwith applicable to said substituted or exchanged items of Collateral, the same in all respects as to the items of Collateral originally pledged or held as Collateral hereunder.

     (b) Rights and Remedies Upon Default: Upon the happening of any of the foregoing events of default and at any time thereafter, Pledgee shall have the rights and remedies set forth in the Credit Agreement and, without limitation thereto, the Pledgee shall have the following additional specific cumulative rights:

           (i) To sell, assign and deliver all of said Collateral, or any part thereof, or any substitutes therefor, or any additions thereto, at public or private sale, by one or more contracts, in one or more lots, at the same or different times, for cash and/or credits, at the Pledgee's option (or that of anyone acting in the Pledgee's behalf) and the Pledgee, and assigns may bid and become purchasers at any such sale, whether private or public, as authorized by the Uniform Commercial Code as adopted in Arizona. Unless the Collateral held under this Pledge Agreement declines speedily in value or are sold on a recognized market, Pledgee shall give the Pledgor reasonable notice of the time and place of any public sale, or of the time after which any private sale is to be made. Any requirement for reasonable notice shall be met by the sending of ten (10) days' notice by regular mail, postage prepaid to Pledgor's and Subsidiary's last known address. If any of the Collateral held under this Pledge Agreement is sold by the Pledgee upon credit or for future delivery, Pledgee shall not be liable for the failure of the purchaser to pay for the same, and in such event Pledgee may re-sell such Collateral. The Pledgee may buy any part or all of the Collateral at any public sale, and if the Collateral is sold in a recognized market, the Pledgee may buy at private sale and make payment for the same by any means including, without limitation, application of all or any part of the Obligations. The Pledgee shall apply all cash proceeds actually received from any sale in the order and subject to the conditions provided, if any, in the Arizona Uniform Commercial Code. After deducting all legal and other expenses and costs of collections of any of said Obligations and all legal or other expenses and costs of collection, storage, custody, sale and delivery of

           Collateral held hereunder, the residue of any proceeds of collection or sale shall be applied to the payment of principal or interest on one or more of said Obligations of Pledgor due or to become due, in such order of preference as Pledgee may determine. Pledgor and Subsidiary acknowledge and agree that, upon a default under this Pledge Agreement, any sale of the Collateral by the Pledgee will be a sale in good faith for a bona fide debt and such sale will be exempt from Arizona and federal securities laws (the "Securities Act"). Pledgor and Subsidiary recognize that Pledgee may deem it impractical to effect a public sale of all or any part of the Collateral and that the Pledgee may, therefore, determine to make one or more private sales of any such Collateral to a restricted group of purchasers who will be obligated to agree among other things, to acquire such Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Pledgor and Subsidiary acknowledge that any such private sale may be at prices and on terms less favorable to the seller than the prices and other terms which might have been obtained at a public sale and, notwithstanding the foregoing, agrees that such private sales shall be deemed to have been made in a commercially reasonable manner and that Pledgee shall have no obligation to delay sale of any such Collateral for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act. Pledgor further acknowledges and agrees that for any offer to sell the Stock portion of the Collateral which has been (i) publicly advertised on a bona fide basis in a newspaper or other publication of general circulation in the financial community of Phoenix, Arizona (to the extent that such an offer may be so advertised without prior registration under the Securities Act) or (ii) made privately in the manner described above to not less than ten (10) bona fide offerees
                                                            ---------
           shall be deemed to involve a "public sale," notwithstanding that such sale may not constitute a "public offering" under the Securities Act, and that the Pledgee may, in such event, bid for the purchase of such securities.

           (ii) At any sale or disposition of the Collateral, the Pledgee may accept a trade of property for all or a portion of the sale price.

           (iii) To require Pledgor and Subsidiary to assemble all records, instruments, documents or writings pertaining to the Collateral and make such available to the Pledgee at a place, to then be designated by the Pledgee, which is reasonably convenient to both parties.

           (iv) To apply the proceeds realized from disposition of the Collateral according to law and to payment of reasonable attorneys' fees and legal expenses incurred by Pledgee whether or not suit be filed.

           (v) If the proceeds realized from disposition of the Collateral shall fail to satisfy all of the Obligations of Pledgor to Pledgee, Pledgor and Subsidiary shall continue to be jointly and severally liable and obligated to pay the remaining Obligations and any other debts and liabilities which may be owed to Pledgee.

           (vi) Pledgee may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the Uniform Commercial Code currently in effect in the State of Arizona (whether or not the Code applies to the affected Collateral).

           (vii) Any cash held by or on behalf of Pledgee as Collateral and all cash proceeds received by or on behalf of Pledgee in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral may, in the discretion of the Pledgee, be held by or on behalf of the Pledgee as collateral for, and/or then or at any time thereafter applied in whole or in part by the Pledgee against, all or any part of the Obligations in such order as the Pledgee shall select. Any surplus of such cash or cash proceeds held by the Pledgee and remaining after payment in full of all of the Obligations shall be paid over to the person lawfully entitled to receive such surplus.

           (viii) To take immediate possession of all records, instruments, documents and writings pertaining to the Collateral without notice or resort to legal process, and for such purpose to enter upon any premises on which such records, instruments, documents, writings or any part thereof my be situated and remove the same therefrom.

           (ix) During any period of default, Pledgor irrevocably appoints Pledgee as proxy, with full power of substitution and revocation, to exercise Pledgor's rights to attend meetings, vote, consent to and/or take any action respecting the Collateral or an issuer thereof as fully as Pledgor might do. This proxy remains effective during the continuation of any event of default and so long as any sum remains unpaid under the Note.

     10.   Uniform Commercial Code. In addition to the provisions of this Pledge
           -----------------------
Agreement, Pledgor shall have all rights and remedies before and after default as are provided in the Uniform Commercial Code as adopted in the State of Arizona.

     11.   Security Interest Absolute and Continuing. All rights of the Pledgee,
           -----------------------------------------
all Security Interests and all Obligations of the Pledgor and Subsidiary hereunder shall be absolute and unconditional irrespective of: (i) any change in the time, manner or place or payment of, or in any other term in respect of, all or any of the Obligations, or any other amendment or waiver of or consent to any departure from any other agreement or instrument relating thereto; (ii) any increase in, addition to, exchange or release of, or 8 non-perfection of any lien on or security interest in, any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations; (iii) any other circumstance which might otherwise constitute a defense available to, or a discharge of, any other person in respect of the Obligations in respect of this Pledge Agreement; or (v) the absence of any action on the part of the Pledgee to obtain payment or performance of the Obligations from the Pledgor, Subsidiary or any other person. This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the payment in full and release of the Obligations, and performance of all agreements of Pledgor and Subsidiary to the Pledgee, (ii) be binding on the Pledgor and Subsidiary and each of their respective successors and assigns and shall inure, together with all rights and remedies of the Pledgee hereunder, to the benefit of the Pledgee and its successors, transferees and assigns. Without limiting the generality of the foregoing, the Pledgee may assign or otherwise transfer its rights under this Pledge Agreement and the instrument secured hereby and such other person shall thereupon become vested with all of the benefits in respect thereof granted to the Pledgee. None of the rights or obligations of the Pledgor or Subsidiary hereunder may be assigned or otherwise transferred without the prior written consent of the Pledgee.

     12.   Headings. The headings used herein are for convenience and reference
           --------
only and are not intended to define, limit or describe the scope or intent of any provision of this Pledge Agreement.

     13.   Entire Agreement. This Pledge Agreement, together with the Credit
           ----------------
Agreement and those other and further documents executed and delivered in connection with the Credit Agreement, constitutes and embodies the full and complete understanding and agreement of the parties hereto.

     14.   Notices. Any notice or communication given pursuant to this Pledge
           -------
Agreement ("Notice") shall be in writing and delivered in person or deposited Certified United States mail, postage prepaid, return receipt requested, addressed as follows:

     To Pledgor:       Teletouch Communications, Inc.
                       110 College Street, Suite 200
                       Tyler, Texas 75702

     To Subsidiary:    Teletouch Licenses, Inc.
                       110 College Street, Suite 200
                       Tyler, Texas 75702

     To Pledgee:       ING Prime Rate Trust
                       7337 E. Doubletree Ranch
                       Scottsdale, Arizona 85258
                       Attention: Robert L. Wilson, Vice President

or at such other address any party may from time to time designate by notice hereunder. Notices shall be effective upon delivery in person or, if mailed, four (4) business days after the date of mailing.

     15.   Modification and Amendments. This Pledge Agreement shall not be
           ---------------------------
altered or amended, except by a writing signed by the party sought to be charged with such alteration or amendment or by that party's authorized agent.

     16.   Attorney Fees. In any action at law or equity to enforce any of the
           -------------
provisions or rights under this Pledge Agreement, the unsuccessful party to such litigation, as determined by the court in a final judgment or decree, shall pay the successful party or parties all costs, expenses and reasonable attorney fees incurred therein by such party or parties (including without limitation such costs, expenses and fees on any appeals) and, if the successful party recovers judgment in any such action or proceedings, such costs, expenses and attorney fees shall be included in and as a part of such judgment.

     17.   Counterparts. This Agreement may be executed in several counterparts,
           ------------
each of which shall be deemed an original and all of which together shall constitute one single instrument.

     18.   Governing Law. This Pledge Agreement shall be construed and
           -------------
interpreted in accordance with the laws of the State of Arizona and the parties expressly agree that, in the event litigation is commenced, jurisdiction and venue will be in Maricopa County, Arizona.

     19.   Successors and Assigns. This Pledge Agreement shall be binding upon
           ----------------------
and inure to the benefit of the parties hereto and their heirs, successors and assigns.

     20.   Time. Time is of the essence of this Pledge Agreement and each and
           ----
every provision hereof. Any extension of time granted for the performance of any duty under this Pledge Agreement shall not be considered an extension of time for the performance of any other duty under this Pledge Agreement.

     21.   Waiver. No waiver of any of the terms or conditions of this Pledge
           ------
Agreement and no waiver of default or failure of compliance shall be effective unless in writing, and no waiver furnished in writing shall be deemed a waiver of any other term or provision or any future condition. Failure of any party to exercise any right or option arising out of a breach of this Pledge Agreement shall not be deemed a waiver of any right or option with respect to the continuance of any such breach or any subsequent or different breach.

     22.   Interpretations. To the extent permitted by the context in which
           ---------------
used, (i) words in the singular number shall include the plural, words in the masculine gender shall include the feminine and neuter, and vice versa, and (ii) references to "persons" or "parties" in this Pledge Agreement shall be deemed to refer to natural persons, corporations, general partnerships, limited partnerships, trusts and all other entities. This instrument is to be interpreted in the manner which will most fairly and closely achieve the apparent intention of the parties as expressed herein, irrespective of which party drafted the same and without regard to any construction with regard thereto.

     23.   Exhibits. Any exhibit attached hereto shall be deemed to have been
           --------
incorporated herein by this reference, with the same force and effect as if fully set forth in the body hereof.

     24.   Representations and Warranties. Any representations or warranties
           ------------------------------
made herein shall be continuing in nature and shall survive completion of the transactions contemplated hereby.

     25.   Recitals. The Recitals set forth at the beginning of this instrument
           --------
are adopted, approved and incorporated herein as agreements of the parties.

     26.   Severability. If any provision of this Pledge Agreement is declared
           ------------
void or unenforceable, such provision shall be deemed severed from this Pledge Agreement, which shall otherwise remain in full force and effect and be construed as a whole in the manner which will most fairly and closely achieve the apparent intention of the parties.

     27.   Conflicts. In the event of a conflict between the terms of this
           ---------
Pledge Agreement and the terms of the Credit Agreement, the terms of the Credit Agreement shall govern and control.

     IN WITNESS WHEREOF, the parties have caused its duly authorized officers to execute this Pledge Agreement on the date first above written.

PLEDGOR:                                        SUBSIDIARY:

TELETOUCH COMMUNICATIONS, INC.,         TELETOUCH LICENSES, INC.,
a Delaware corporation                  a Delaware corporation



By: ______________________________      By: ___________________________________
     J. Kernan Crotty, President              Robert M. McMurrey, President
     hereunto duly authorized                 hereunto duly authorized



PLEDGEE:

ING PRIME RATE TRUST, a Massachusetts
business trust formerly known as Pilgrim
America Prime Rate Trust

By: ING Investments, LLC,
a Delaware limited liability company,
its investment manager


    By: _____________________________________
          Robert L. Wilson, Vice President
          hereunto duly authorized






STATE OF ______________________)
                                 )ss.
County of _____________________)


     On this ________ day of May, 2002, before me, the undersigned notary public, personally appeared J. Kernan Crotty who, after satisfactorily identifying himself to me, executed the foregoing instrument in my presence as the President and Chief Financial Officer of TELETOUCH COMMUNICAITONS, INC., a Delaware corporation, and acknowledged that he was the President and Chief Financial Officer of said corporation, that he was signing the foregoing instrument in such capacity on behalf of such corporation for the purposes therein contained, that he had been duly authorized by the corporation to do so, and that the same constituted the free act and deed of such corporation.

     IN WITNESS WHEREOF, I hereunder set my hand and official seal.

                         ________________________________
                                   Notary Public

My Commission Expires:

_____________________

STATE OF ____________________)
                               )ss.
County of ___________________)


     On this _______ day of May, 2002, before me, the undersigned notary public, personally appeared Robert M. McMurrey, who, after satisfactorily identifying himself/herself to me, executed the foregoing instrument in my presence as the President of TELETOUCH LICENSES, INC., a Delaware corporation, and acknowledged that he/she was the President of said corporation, that he/she was signing the foregoing instrument in such capacity on behalf of such corporation for the purposes therein contained, that he/she had been duly authorized by the corporation to do so, and that the same constituted the free act and deed of such corporation.

         IN WITNESS WHEREOF, I hereunder set my hand and official seal.

                        __________________________________
                                   Notary Public

My Commission Expires:

______________________




STATE OF ____________________)
                               )ss.
County of ___________________)


     On this _______ day of May, 2002, before me, the undersigned notary public, personally appeared Robert L. Wilson, who, after satisfactorily identifying himself/herself to me, executed the foregoing instrument in my presence as the Vice President of ING Investments, LLC, a Delaware limited liability company and the investment manager for ING PRIME RATE TRUST, a Massachusetts business trust formerly known as Pilgrim America Prime Rate Trust, and acknowledged that he/she was the Vice President of said limited liability company, that such limited liability company was the investment

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manager for such business trust, that he/she was signing the foregoing instrument in such capacity on behalf of such limited liability company, as the investment manager for such business trust, for the purposes therein contained, that he/she had been duly authorized by the limited liability company and the business trust to do so, and that the same constituted the free act and deed of such limited liability company and business trust.

     IN WITNESS WHEREOF, I hereunder set my hand and official seal.

                         __________________________________
                                    Notary Public

My Commission Expires:

______________________

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